Exhibit 23





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-37210) of Old Republic International Corporation of our report dated June 12, 2006 relating to the financial statements of The Republic Mortgage Insurance Company and Affiliated Companies Profit Sharing Plan, which appears in this Form 11-K.


                                                /s/ PricewaterhouseCooper, LLP


Chicago, Illinois
June 29, 2006